                      THIRD AMENDMENT TO CREDIT AGREEMENT


            This Third Amendment to Credit Agreement (the "Amendment"), dated as of the 1st day of April, 1994, is among BanPonce Corporation, a Puerto Rico corporation ("BanPonce"), BanPonce Financial Corp., a Delaware corporation ("Financial"), Vehicle Equipment Leasing Company, Inc. ("VELCO") (BanPonce, Financial and VELCO are sometimes collectively referred to herein as the "Companies" and individually as a "Company"), The First National Bank of Chicago and Societe Generale (collectively, the "Lenders", and individually, a "Lender"), and The First National Bank of Chicago as agent for the Lenders (the "Agent") and is to that certain Credit Agreement dated as of May 1, 1992, as amended by the First Amendment to Credit Agreement dated as of April 1, 1993 and the Second Amendment to Credit Agreement dated as of June 1, 1993, (collectively, the "Credit Agreement") among the Companies, the Lenders and the Agent. Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Credit Agreement.

            WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to provide certain financing to the Companies upon the terms and conditions set forth in the Credit Agreement;

            WHEREAS, the Companies, the Lenders and the Agent have agreed to an amendment of the terms and provisions of the Credit Agreement in the manner hereinafter set forth.

            NOW, THEREFORE, in consideration of the foregoing premises, the following provisions and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

1. AMENDMENT TO CREDIT AGREEMENT. Subject to the conditions precedent described in Section 6 hereof, the Credit Agreement is hereby amended as follows:

                 1.1 Section 1 of the Credit Agreement is hereby amended to delete the date "March 31, 1994" and to substitute therefor the date "March 31, 1995."

                 1.2 Section 2.1 of the Credit Agreement is hereby amended to delete the first paragraph thereof and to substitute therefor the following:

                          "The Loans shall bear interest at the Eurodollar Rate plus 0.50% per annum for the applicable Interest Period when the aggregate amount of the Loans outstanding is less than $30,000,000 and the Eurodollar Rate plus 0.625 % per annum for the applicable Interest Period when the aggregate amount of Loans outstanding equals or exceeds $30,000,000 (a Loan at such rate being herein called a "Eurodollar Rate Loan"). Each borrowing Company shall select the Interest Period applicable to each Eurodollar Rate Loan pursuant to Section 2.2. As used herein:"

                 1.3 Section 2.1 of the Credit Agreement is hereby amended to delete the definition of "Indebtedness" and to substitute therefor the following:

                          "Indebtedness" means BanPonce's and its Subsidiaries' on a consolidated basis (i) obligations for borrowed money, (ii) obligations representing the deferred purchase price of property other than accounts payable arising in connection with the purchase of inventory on terms customary in the trade, (iii) obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from property now or hereafter owned or acquired by the Company or any Subsidiary, (iv) obligations which are evidenced by notes, acceptances, or other instruments and (v) capitalized lease obligations excluding liabilities of any Subsidiary bank which are defined as deposits pursuant to Section 3(1) of the Federal Deposit Insurance Act, as amended, 12 U.S.C. Section 1813(1)."

                 1.4 Section 2.3 of the Credit Agreement is hereby amended to insert the following provision after the word "Date" in the last line thereof:

                          "; provided that the facility fee shall be 0.175% per annum if and for so long as the long-term senior unsecured indebtedness of BanPonce is rated at least A- by Standard & Poor's Corporation or at least A3 by Moody's Investors Service, Inc."

                 1.5 Section 6.1 of the Credit Agreement is hereby amended by adding the following provision as subsection (iii):

                 "(iii) Together with the financial statements required hereunder, a compliance certificate in substantially the form of Exhibit 3 hereto signed by its chief financial officer showing the calculations necessary to determine compliance with this Agreement and stating that no Default exists, or if any Default exists, stating the nature and status thereof."

2. REPRESENTATIONS AND WARRANTIES.

                 2.1 The Companies hereby represent and warrant to each Lender that each representation and warranty as set forth in the Credit Agreement is true and correct as if made as of the date of this Amendment.

                 2.2 Each of the Companies hereby represents that this Amendment constitutes a legal, valid and binding obligation of such Company enforceable against such Company in accordance with its terms.

3. COSTS AND EXPENSES. The Companies jointly and severally shall reimburse the Agent for all costs and expenses (including time charges of the Agent's attorneys who may be employees of the Agent) incurred by the Agent in the negotiation, preparation, execution and delivery of this Amendment and any other documents prepared in connection herewith.

4. REFERENCES TO AND EFFECT UPON THE CREDIT AGREEMENT. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Credit Agreement", "this Agreement", "hereunder", "hereof", "herein", or words of like import shall mean and be a reference to the Credit Agreement as amended hereby. Except as specifically hereby amended, all of the terms, covenants and conditions of the Credit Agreement shall remain in full force and effect. As amended and modified by this Amendment, the Credit Agreement is hereby ratified and confirmed in all respects. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any of the Lenders or the Agent, nor constitute a waiver of any provision of the Credit Agreement, or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. GOVERNING LAW. This Amendment shall be deemed to have been made at Chicago, Illinois, U.S.A., and shall be governed by and construed in accordance with the other remaining terms of the Credit Agreement and the internal laws of the State of Illinois.

6. CONDITIONS PRECEDENT. This Amendment shall be deemed effective as of April 1, 1994 (the "Amendment Closing Date") upon the satisfaction of the following conditions precedent:

            (a) The Agent shall have received the following documents in form and substance satisfactory to the Agent and its legal counsel:

                     (i) Certified copies of: (A) all necessary legal authorizations required for the Companies to enter into this Amendment and to perform in full its obligations hereunder; and (B) evidence of the authority of each Person authorized to execute this Amendment, each of which is to be certified by a duly authorized representative of the Companies prior to the Amendment Closing Date;

                     (ii)   A written opinion of Brunilda Santos de
            Alvarez, legal counsel to each of the Companies, dated on or within five (5) days prior to the Amendment Closing Date addressed to the Lenders in form and substance satisfactory to the Agent;

                     (iii)  Certified copies of any government
            authorizations, consents, approvals and licenses as may be required under any applicable law and regulations for the Companies to make and perform its obligations pursuant to this Amendment;

                     (iv) Six (6) duly executed copies of this Amendment, in form and substance satisfactory to the Agent and its legal counsel; and

                      (v) Such other documents and certificates as the Agent or its legal counsel may reasonably request.

7. COUNTERPARTS. This Amendment may be executed by one or more of the parties to this Amendment in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

8. PARAGRAPH TITLES. The paragraph titles contained in this Amendment are used for convenience only and shall be without substance, meaning or content of any kind whatsoever and are not a part of this agreement between the parties hereto.

            IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by proper and duly authorized officers of the respective party as of the date and year first above written.


                                 BANPONCE CORPORATION

                                 By: /s/ Jose Luis Lopez Calderon
                                    ------------------------------
                                 Title: Senior Vice President
                                       ---------------------------
                                 By: /s/ Jorge A. Junquera
                                    ------------------------------
                                 Title: Executive Vice President
                                       ---------------------------



                                 BANPONCE FINANCIAL CORPORATION

                                 By: /s/ Jose Luis Lopez Calderon
                                    ------------------------------
                                 Title: Senior Vice President
                                       ---------------------------

                                 VEHICLE EQUIPMENT LEASING COMPANY, INC.

                                 By: /s/ Jose Luis Lopez Calderon
                                    ------------------------------
                                 Title: Senior Vice President
                                       ---------------------------

                                 THE FIRST NATIONAL BANK OF CHICAGO, as Agent

                                 By: /s/ Nancy A. Nuner
                                    ------------------------------
                                 Title: Vice President
                                       ---------------------------

                                 THE FIRST NATIONAL BANK OF CHICAGO

                                 By: /s/ Nancy A. Nuner
                                    ------------------------------
                                 Title: Vice President
                                       ---------------------------

                                 SOCIETE GENERALE

                                 By:    Emilio Martinez
                                    ------------------------------
                                 Title  Vice President
                                       ---------------------------

                                   EXHIBIT 3

                             COMPLIANCE CERTIFICATE




To:         The Lenders parties to the
            Credit Agreement Described Below


            This Compliance Certificate is furnished pursuant to that certain Credit Agreement dated as of May 1, 1992 among the Companies, the Lenders and the Agent (as amended, modified, renewed or extended from time to time, the "Agreement"). Unless otherwise defined herein, capitalized terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement.

            THE UNDERSIGNED HEREBY CERTIFIES THAT:

            1.   I am the duly elected                 of BanPonce;
                                      -----------------
            2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of BanPonce and its Subsidiaries during the accounting period covered by the attached financial statements;

            3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth below; and

            4. Schedule I attached hereto sets forth financial data and computations evidencing BanPonce's compliance with certain covenants of the Agreement, all of which data and computations are true, complete and correct.

            Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which BanPonce has taken, is taking, or proposes to take with respect to each such condition or event:

            ------------------------------------------------------

            ------------------------------------------------------

            ------------------------------------------------------

            ------------------------------------------------------

            The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this ____ day of __________, 19__.




                                        ______________________________

            2.   Loans 90 days or more past due and
                 still accruing (as defined in the Agreement) . . . . . . . . . . . . . . . . . . . . . . .  $
                                                                                                              -------------
            3.   Loans and leases restructured and in
                 compliance with modified terms . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $
                                                                                                              -------------
            4.   Other Real Estate Owned  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $
                                                                                                              -------------
            5.   Property acquired pursuant to
                 in substance foreclosures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $
                                                                                                              -------------
            6.   Total Aggregated Non-Performing Assets
                 (1 + 2 + 3 + 4 + 5)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $
                                                                                                              -------------
B.          Total Loans, Leases, net of unearned income . . . . . . . . . . . . . . . . . . . . . . . . . .  $
                                                                                                              -------------
C.          Other Real Estate Owned . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $
                                                                                                              -------------
D.          B + C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $
                                                                                                              -------------
E.          Ratio of A6 to D  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                                                              ------------%
F.          Maximum Permitted . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           4.5
                                                                                                              ------------%

                      THIRD AMENDMENT TO CREDIT AGREEMENT


    This Third Amendment to Credit Agreement (the "Amendment"), dated as of the 31st day of March, 1994, is among BanPonce Corporation, a Puerto Rico corporation ("BanPonce"), BanPonce Financial Corp., a Delaware corporation ("Financial"), Vehicle Equipment Leasing Company, Inc. ("VELCO"), a Puerto Rico corporation, (BanPonce, Financial and VELCO are sometimes collectively referred to herein as the "Companies" and individually as a "Company"), Barclays Bank PLC, acting through its Miami Agency (the "Lender"), and is to a certain Credit Agreement dated May 19, 1992 among the Companies and the Lender, as amended by First Amendment executed as of April 2, 1993 and Second Amendment dated April 2, 1993 (the "Credit Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Credit Agreement.

    WHEREAS, pursuant to the Credit Agreement, the Lender has agreed to provide certain financing to the Companies upon the terms and conditions set forth in the Credit Agreement;

    WHEREAS, the Companies and the Lender have agreed to an amendment of the terms and provisions of the Credit Agreement in the manner hereinafter set forth.

    NOW, THEREFORE, in consideration of the foregoing premises, the following provisions and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

1. AMENDMENT TO CREDIT AGREEMENT. Subject to the conditions precedent described in Section 2 hereby agree as follows:

    1.1 Section 1 of the Credit Agreement is hereby amended to and to delete the date "April 1, 1994" in the third line thereof and to replace therefor "April 1, 1995" and to delete the number "$25,000,000" in the sixth line thereof and to replace therefor the number "$45,000,000".

    1.2 Section 1.2 of the Credit Agreement is hereby amended to include at the end of the tenth line of the definition of "Indebtedness" the following language: "excluding liabilities of any Subsidiary bank which are defined as deposits pursuant to Section 3(l) of the Federal Deposit Insurance Act, as amended, 12 U.S.C. Section 1813(l) and to include at the end of the definition of "Long Term Indebtedness" the following "for purposes of this definition current liabilities shall mean such Indebtedness with a maturity date of one year or less."

    1.3 Section 3.4 of the Credit Agreement is hereby amended to delete the fraction "3/8 of 1%" and to substitute it for "7/20 of 1% (.35%)."

2.  REPRESENTATIONS AND WARRANTIES.

    2.1 The Companies hereby represent and warrant to the Lender that each representation and warranty as set forth in the Credit Agreement is true and correct as if made as of the date of this Amendment.

         Insofar as each representation and warranty set forth in the Credit Agreement specifically refers to December 31, 1992, the Companies hereby represent and warrant to the Lender that each such representation and warranty is equally true and correct as of December 31, 1992.

    2.2 Each of the Companies hereby represent that this Amendment constitutes a legal, valid and binding obligation of such Company enforceable against such Company in accordance with its terms.

3. REFERENCES TO AND EFFECT UPON THE CREDIT AGREEMENT. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Credit Agreement", "this Agreement", "hereunder", "hereof", "herein," or words of like import shall mean and be a reference to the Credit Agreement as amended hereby and previously amended, all of the terms, covenants and conditions of the Credit Agreement shall remain in full force and effect. As amended and modified by this Third and by the First and Second Amendment, the Credit Agreement is hereby ratified and confirmed in all respects. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any of the Lenders of the Agent, nor constitute a waiver of any provision of the Credit Agreement, as amended, or any other documents, instruments and agreements executed and/or delivered in connection therewith.

4. CONDITIONS PRECEDENT. This Amendment shall be deemed effective as of April 2nd, 1993 (the "Amendment Closing Date") upon the satisfaction of the following conditions precedent:

    (a) The Lender shall have received the following documents in form and substance satisfactory to the Lender and its legal counsel:

         (i) Certified copies of: (A) all necessary legal authorizations required for the Companies to enter into this Amendment and to perform in full its obligations hereunder;
         (B) articles of incorporation and by-laws of the Corporation; and (C) evidence of the authority of each Person authorized to execute this Amendment and any other documents to be executed and delivered in behalf of the Companies in connection with this Amendment;

         (ii) A written opinion of Brunilda Santos de Alvarez, legal counsel to each of the Companies, addressed to the Lender in form and substantially similar to Exhibit 1;

         (iii) Certified copies of any government authorizations, consents, approvals and licenses as may be required under any applicable law and regulations for the Companies to make and perform its obligations pursuant to this Amendment, if any;

         (iv) two (2) duly executed copies of this Amendment, in form and substance satisfactory to the Bank and its legal counsel; and

        (v) such other documents and certificates as the Bank or its legal counsel may reasonably request.

5. COUNTERPARTS. This Amendment may be executed by one or more of the parties to this Amendment in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same installment.

6. PARAGRAPH TITLES. The paragraph titles contained in this Amendment are used for convenience only and shall be without substance, meaning or content of any kind whatsoever and are not a part of this agreement between the parties hereto.

    IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by proper and duly authorized officers of the respective party as of the date and year first above written.

                                           BANPONCE CORPORATION


                                        By: /s/ Jose Luis Lopez Calderon
                                           -----------------------------

                                      Name:  Jose Luis Lopez Calderon
                                           -----------------------------

                                     Title:  Senior Vice President
                                           -----------------------------


                                        By: /s/ David H. Chafey Jr.
                                           -----------------------------

                                      Name:  David H. Chafey, Jr.
                                           -----------------------------

                                     Title:  Executive Vice President
                                           -----------------------------


                                           BANPONCE FINANCIAL CORPORATION



                                        By: /s/ Jose Luis Lopez Calderon
                                           -----------------------------

                                      Name:  Jose Luis Lopez Calderon
                                           -----------------------------

                                     Title:  Senior Vice President
                                           -----------------------------


                                           VEHICLE EQUIPMENT LEASING
                                           COMPANY, INC.



                                        By: /s/ Jose Luis Lopez Calderon
                                           -----------------------------

                                      Name:  Jose Luis Lopez Calderon
                                           -----------------------------

                                     Title:  Senior Vice President
                                           -----------------------------


                                           BARCLAYS BANK, PLC acting through
                                           its Miami Agency


                                        By: /s/ Carlos Gonzalez
                                           -----------------------------

                                      Name:  Carlos Gonzalez
                                           -----------------------------

                                     Title:  Vice President
                                           -----------------------------

                                                                       EXHIBIT 1


                                  April ___, 1994


Barclays Bank PLC (acting through its Miami Agency)
801 Brichell Avenue
Miami, Florida 33131

Gentlemen:

      We are counsel for BanPonce Corporation ("BanPonce"), a corporation organized and existing under the laws of the Commonwealth of Puerto Rico, BanPonce Financial Corp. ("BPFC"), a corporation organized and existing under the laws of the State of Delaware and Vehicle Equipment Leasing Company, Inc. ("VELCO"), a corporation organized and existing under the laws of the Commonwealth of Puerto Rico, (the "Companies") and have represented the Companies in connection with its execution and delivery of the Third Amendment (the "Amendment") dated as of March 31, 1994 to a certain Credit Agreement (the "Agreement") executed by and between the Companies and Barclays Bank PLC (acting through its Miami Agency) (the "Lender"), dated as of May 19, 1992, as amended on April 2, 1993 by its First Amendment and on by Second Amendment dated April 2, 1993. All capitalized terms used in this opinion shall have the meanings attributed to them in the Agreement.

      We have examined the Companies' articles of incorporation, by-laws, resolutions, the Agreement and such other matters of fact and law which we deem necessary in order to render this opinion. Based upon the foregoing, it is our opinion that:

      1. The Companies are corporations duly incorporated, validly existing and in good standing under the laws of their respective jurisdictions of incorporation and have all requisite authority to conduct their business in each jurisdiction in which their business is conducted.

      2. The execution and delivery of the Amendment by BanPonce and BPFC and the performance by the said entities of their respective obligations have been duly authorized by all necessary corporate action and proceedings on the part of BanPonce and BPFC and will not:

           (a)      require any consent of the Companies' shareholders;

           (b) violate any applicable law, rule, regulation, order, writ, judgment, injunction, decree or award binding on BanPonce and BPFC or any Subsidiary's articles of incorporation of by-laws or any indenture, instrument or agreement binding upon BanPonce and BPFC or any Subsidiary; or


           (c) result in, or require, the creation or imposition of any lien pursuant to the provisions of any indenture, instrument or agreement binding upon BanPonce and BPFC or any Subsidiary.


      3. The Amendment has been duly executed and delivered by BanPonce and BPFC and constitute the legal, valid and binding obligation of BanPonce and BPFC enforceable in accordance with its terms except to the extent the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium and similar laws of general applicability relating to or affecting the enforcement of creditors' rights and subject also to the availability of equitable remedies if equitable remedies are sought.

      4. There is no litigation or proceeding against the Companies or any Subsidiary which, if adversely determined, would materially adversely affect the business or condition of the Companies or any Subsidiary.

      5. No approval, authorization, consent, adjudication or order of any governmental authority, which has not been obtained by the Companies or any Subsidiary, is required to be obtained by the Companies or any Subsidiary in connection with the execution and delivery of the Amendment the borrowings under the Amendment or in connection with the performance by the Companies of their respective Obligation(s) under the Amendment.

            The foregoing opinion is limited to the Federal laws of the United States and the laws of the Commonwealth of Puerto Rico and Delaware's corporate law with regards to the incorporation and existence of BanPonce Financial Corp. and I am expressing no opinion as to the effect of the laws of any other jurisdiction.

                                                   Very truly yours,



                                                   Brunilda Santos de Alvarez
                                                   Legal Counsel

                      THIRD AMENDMENT TO CREDIT AGREEMENT


            This Third Amendment to Credit Agreement (the "Third Amendment"), dated as of the 20th day of May, 1994 is among BanPonce Corporation, a Puerto Rico corporation ("BanPonce"), BanPonce Financial Corp., a Delaware corporation ("Financial"), Vehicle Equipment Leasing Company, Inc. ("VELCO"), a Puerto Rico corporation, (BanPonce, Financial and VELCO are sometimes collectively referred to herein as the "Companies" and individually as a "Company"), Citibank, N.A. (the "Lender"), and is to a certain Credit Agreement dated May 22, 1992 the ("Credit Agreement") among the Companies and the Lender as amended by a First Amendment to Credit Agreement executed among the Companies and the Lender as of the 8th day of April 1993 (the "First Amendment") and a Second Amendment to Credit Agreement executed among the Companies and the Lender as of May 21, 1993 (the "Second Amendment"). Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Credit Agreement.

            WHEREAS, pursuant to the Credit Agreement, the First Amendment and Second Amendment, the Lender has agreed to provide certain financing to the Companies upon the terms and conditions set forth in the Credit Agreement and the First Amendment and Second Amendment;

            WHEREAS, the financing facilities made available to the Companies under the Credit Agreement, as amended by the First Amendment and Second Amendment, expire as of May 20, 1994;

            WHEREAS, the Lender, after conducting a new credit evaluation of the Companies, has agreed to renew the financing facilities made under the Credit Agreement, as amended by the First Amendment and Second Amendment for a separate successive period of 364 days expiring on May 19, 1995 under the same terms and conditions set forth in the Credit Agreement, as amended by the First Amendment and Second Amendment;

            NOW, THEREFORE, in consideration of the foregoing premises, the following provisions and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

1. AMENDMENT TO CREDIT AGREEMENT. Subject to the conditions precedent described in Section 4, the Lender and each of the Companies hereby agree as follows:

            1.1 Section 1 of the Credit Agreement is hereby amended to read as follows: "Subject to the terms of this Agreement, the Lender agrees to make loans (the "Loans") to each of the Companies on any Business Day from the date hereof to and including May 19, 1995 (such date, or the earlier date of termination of the Aggregate Commitment pursuant to Section 8, being the "Termination Date"). Each Company may borrow, repay and reborrow Loans from time to time prior to the Termination Date, provided that the principal amount of all Loans outstanding shall not exceed $50,000,000 (the "Aggregate Commitment") at any time for all of the Companies in the aggregate. Each loan shall be in an amount of not less than $500,000 or an integral multiple thereof, except that a Loan may be equal to the entire unused Aggregate Commitment. The Loans shall be evidenced by a note (the "Note") duly executed and delivered by each Company to the order of Lender in the form attached hereto as Exhibit "A". This Agreement, the Note and the Guaranty referred to below are herein called the "Loan Documents."

            1.2 Exhibit A of the Credit Agreement is hereby deleted and substituted by Exhibit 2 hereto.

2.          REPRESENTATIONS AND WARRANTIES.

            2.1 The Companies hereby represent and warrant to the Lender that each representation and warranty as set forth in the Credit Agreement is true and correct as if made as of the date of this Third Amendment.

            2.2 Each of the Companies hereby represent that this Third Amendment constitutes a legal, valid and binding obligation of such Company enforceable against such Company in accordance with its terms.

            2.3 No event has occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default, but for the requirement that notice be given or time elapse or both.

3. REFERENCES TO AND EFFECT UPON THE CREDIT AGREEMENT. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Credit Agreement", "this Agreement", "hereunder", "hereof", "herein," or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof", or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by the First Amendment and Second Amendment and as amended hereby, and each reference in the other Loan Documents to "the Note", "thereunder", "thereof" or words of like import referring to the Note, shall mean and be a reference to the Note referred to below. All of the terms, covenants and conditions of the Credit Agreement and the First Amendment and Second Amendment shall remain in full force and effect. As amended and modified by this Third Amendment, the Credit Agreement and the First Amendment and Second Amendment are hereby ratified and confirmed in all respects. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lender, nor constitute a waiver of any provision of the Credit Agreement and the First Amendment and Second Amendments or any other documents, instruments and agreements executed and/or delivered in connection therewith.

4. CONDITIONS PRECEDENT. This Third Amendment shall be deemed effective as of May 20, 1994 (the "Third Amendment Closing Date") Upon the satisfaction of the following conditions precedent:

            (a) The Lender shall have received the following documents in form and substance satisfactory to the Lender and its legal counsel:

                 (i) Certified copies of: (A) all necessary legal authorizations required for each of the Companies to enter into this Third Amendment and to perform in full its obligations hereunder; (B) articles of incorporation and by-laws of each of the Companies; and (C) evidence of the authority of each Person authorized to execute this Third Amendment and any other documents to be executed and delivered in behalf of each of the Companies in connection with this Third Amendment;

                 (ii) A written Opinion of Brunilda Santos de Alvarez, legal counsel to each of the Companies and the Guarantor, addressed to the Lender in form and substantially similar to
                 Exhibit 1;

                 (iii) Certified copies of any government authorizations, consents, approvals and licenses as may be required under any applicable law and regulations for the Companies to make and perform its obligations pursuant to this Amendment, if any;

                 (iv) two (2) duly executed copies of this Third Amendment, in form and substance satisfactory to the Bank and its legal counsel;

                 (v)        a promissory note (the "Note") in the form of
                 Exhibit 2 hereto made by each of the Companies in favor of the Lender in the principal amount of $50,000,000, dated as of May 20, 1994 and with a maturity date as of May 19, 1995;

                 (vi) the Guarantor's written ratification of the Guaranty in the form of Exhibit 3 hereto; and

                 (vii) such other documents and certificates as the Bank or its legal counsel may reasonably request.

5. COUNTERPARTS. This Amendment may be executed by one or more of the parties to this Amendment in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same installment.

6. PARAGRAPH TITLES. The paragraph titles contained in this Amendment are used for convenience only and shall be without substance, meaning or content of any kind whatsoever and are not a part of this agreement between the parties hereto.

7. NO NOVATION. This Amendment shall not affect any of the existing obligations of any of the Companies under the Credit Agreement and the First Amendment and Second Amendment, and it is not the intention of the parties that this Amendment constitute a novation of such obligations.

            IN WITNESS WHEREOF, this Third Amendment has been duly executed and delivered by proper and duly authorized officers of the respective party as of the date and year first above written.

                                               BANPONCE CORPORATION



                                        By: /s/ David H. Chafey, Jr.
                                           -----------------------------

                                      Name: David H. Chafey, Jr.
                                           -----------------------------

                                     Title: Executive Vice President
                                           -----------------------------


                                        By: /s/ Jose Luis Lopez Calderon
                                           -----------------------------

                                      Name: Jose Luis Lopez Calderon
                                           -----------------------------

                                     Title: Senior Vice President
                                           -----------------------------


                                         BANPONCE FINANCIAL CORPORATION



                                        By: /s/ Jose Luis Lopez Calderon
                                           -----------------------------

                                      Name: Jose Luis Lopez Calderon
                                           -----------------------------

                                     Title: Senior Vice President
                                           -----------------------------

                                     VEHICLE EQUIPMENT LEASING COMPANY, INC.


                                     By: /s/ David H. Chafey, Jr.
                                        ----------------------------

                                   Name: David H. Chafey, Jr.
                                        ----------------------------

                                  Title: Executive Vice President
                                        ----------------------------



                                     CITIBANK, N.A.


                                     By: /s/ Luis A. Zaparate
                                        ----------------------------

                                   Name: Luis A. Zaparate
                                        ----------------------------

                                  Title: Vice President
                                        ----------------------------


Affidavit No.:  2,491

            Acknowledged and subscribed to before me by David H. Chafey, Jr., of legal age, married, banker and resident of San Juan, Puerto Rico as Executive Vice President of BanPonce Corporation and Director of Vehicle Equipment Leasing Company, Inc. and Jose Luis Lopez Calderon, of legal age, married and resident of Guaynabo, Puerto Rico, in his capacity as Senior Vice President of BanPonce Corporation and BanPonce Financial Corp. and to me personally known in San Juan, Puerto Rico this 20th day of May, 1994.


(Seal)
                                             /s/ Brunilda Santos de Alvarez
                                             ------------------------------
                                                Notary Public

Affidavit No.: _______

            Acknowledged and subscribed to before me by _________________ of legal age, _____________, a banker and resident of ____________, Puerto Rico, in his capacity as ___________ of Citibank, N.A. In San Juan, Puerto Rico, this ____ day of May, 1994.





                                            ----------------------------------
                                                Notary Public

                                                                       EXHIBIT 1


                                                                 May 20, 1994


Citibank, N.A.
252 Ponce de Leon Avenue
8th Floor
Hato Rey, Puerto Rico 00918

Gentlemen:

            We are counsel for BanPonce Corporation ("BanPonce"), a corporation organized and existing under the laws of the Commonwealth of Puerto Rico, BanPonce Financial Corp. ("BPFC"), a corporation organized and existing under the laws of the State of Delaware and Vehicle Equipment Leasing Company, Inc. ("VELCO"), a corporation organized and existing under the laws of the Commonwealth of Puerto Rico, (the "Companies") and have represented the Companies in connection with its execution and delivery of the Third Amendment (the "Third Amendment") dated as of May 20, 1994 to a certain Credit Agreement (the "Agreement") executed by and between the Companies and Citibank, N.A. (the "Lender"), dated as of May 22, 1992 and the Note and Ratification of Guaranty referred to therein (collectively, the "Related Documents"). All capitalized terms used in this opinion shall have the meanings attributed to them in the Agreement, as amended by the First Amendment, the Second Amendment and the Third Amendment.

            We have examined the Companies' articles of incorporation, by-laws, resolutions, the Agreement and such other matters of fact and law which we deem necessary in order to render this opinion. Based upon the foregoing, it is our Opinion that:

            1. The Companies are corporations duly incorporated, validly existing and in good standing under the laws of their respective jurisdictions of incorporation and have all requisite authority to conduct their business in each jurisdiction in which their business is conducted.

            2. The Companies have the corporate power and authority and legal right to execute and deliver the Third Amendment and the Related Documents to which each is a party and to perform their respective obligations thereunder. The execution and delivery of the Third Amendment and the Related Documents by the Companies and the performance by the said entities of their respective obligations have been duly authorized by all necessary corporate action and proceedings on the part of the Companies and will not:

Page 2 to
Exhibit 1 to Third Amendment dated
May 20, 1994


                 (a)      require any consent of the Companies' shareholders;

                 (b) violate any applicable law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Companies or any subsidiary of the Companies or any Subsidiary's articles of incorporation of by-laws or any indenture, instrument or agreement binding upon the Companies or any Subsidiary; or

                 (c) result in, or require, the creation or imposition of any lien pursuant to the provisions of any indenture, instrument or agreement binding upon the Companies or any Subsidiary.

            3. The Third Amendment and Related Documents have been duly executed and delivered by the Companies and constitute the legal, valid and binding obligation of the Companies enforceable against the Companies in accordance with their terms except to the extent the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium and similar laws of general applicability relating to or affecting the enforcement of creditors' rights and subject also to the availability of equitable remedies if equitable remedies are sought.

            4. There is no litigation or proceeding against the Companies or any Subsidiary which, if adversely determined, would materially adversely affect the business or condition of the Companies or any Subsidiary.

            5. No approval, authorization, consent, adjudication or order of any governmental authority, which has not been obtained by the Companies or any Subsidiary, is required to be obtained by the Companies or any Subsidiary in connection with the execution and delivery of the Third Amendment or the Related Documents, the borrowings under the Amendment or in connection with the payment by the Companies of the Obligations.

            The foregoing Opinion is limited to the Federal laws of the United States and the laws of the Commonwealth of Puerto Rico and Delaware's corporate law with regards to the incorporation and existence of BanPonce Financial Corp. and I am expressing no opinion as to the effect of the laws of any other jurisdiction.

                               Very truly yours,

                                                   EXHIBIT 2



$50,000,000                                             Dated: May 20, 1994



            FOR VALUE RECEIVED, the undersigned, BANPONCE CORPORATION, a Puerto Rico corporation ("BanPonce"), BANPONCE FINANCIAL CORPORATION, a Delaware corporation ("Financial"), and VEHICLE EQUIPMENT LEASING COMPANY, INC., a Puerto Rico corporation ("VELCO"); (BanPonce, Velco and Financial each hereinafter sometimes referred to singly as a "Borrower"), each HEREBY PROMISES TO PAY to the order of CITIBANK, N.A., a national banking association (the "Lender") the principal amount of each Loan (as defined below) made by the Lender to such Borrower on the last day of the Interest Period (as defined in the Credit Agreement referred to below) for such Loan. The liability of each Borrower hereunder shall be several and not joint and several (solidaria) as to each Loan made to such Borrower under this Promissory Note.

            Each Borrower promises to pay interest on the principal amount of each Loan made to it by the Lender from the date of such Loan until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement referred to below.

            Both principal and interest payable in lawful money of the United States of America to the Lender at 252 Ponce de Leon Avenue, Hato Rey, Puerto Rico (or at such other address as the Lender may designate in writing) in same day funds. Each Loan made by the Lender to a Borrower, the interest thereon and the maturity thereof, and all payments made on account of the principal amount thereof, shall be entered by the Lender in its records and, prior to any transfer hereof, the amount and maturity of any outstanding Loans shall be endorsed on the grid attached hereto which is a part of this Promissory Note.

            This Promissory Note is the Note referred to in, and is entitled to the benefits of, the Credit Agreement dated as of May 21, 1992 as amended by a First Amendment dated as of April 8, 1993, a Second Amendment dated as of May 21, 1993 and a Third Amendment dated as of May 20, 1994 (the "Credit Agreement"), between Financial, VELCO, BanPonce Corporation and the Lender. The Credit Agreement, among other things, (i) provides for the making of advances (the "Loans") by the Lender to the Borrowers from time to time in an aggregate amount not to exceed at any time outstanding in the U.S. dollar amount first above mentioned

Page 2 to
Exhibit 2 to Third Amendment dated
May 20, 1994


the indebtedness of the Borrowers resulting from each such Loan being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.


                                                    BANPONCE CORPORATION



                                             By: /s/ David H. Chafey, Jr.
                                                -----------------------------

                                          Name:  David H. Chafey, Jr.
                                                -----------------------------

                                          Title: Executive Vice President
                                                -----------------------------



                                             By: /s/ Jose Luis Lopez Calderon
                                                -----------------------------

                                           Name: Jose Luis Lopez Calderon
                                                -----------------------------

                                          Title: Senior Vice President
                                                -----------------------------


                                                BANPONCE FINANCIAL CORPORATION


                                             By: /s/ Jose Luis Lopez Calderon
                                                -----------------------------

                                           Name: Jose Luis Lopez Calderon
                                                -----------------------------

                                          Title: Senior Vice President
                                                -----------------------------

                                                VEHICLE EQUIPMENT LEASING
                                                COMPANY, INC.

                                             By: /s/ David H. Chafey Jr.
                                                -----------------------------

                                          Name:  David H. Chafey, Jr.
                                                -----------------------------

                                          Title: Executive Vice President
                                                -----------------------------

Affidavit Number 2,492 (copy)

            Acknowledged and subscribed to before me by David H. Chafey, Jr., of legal age, married, banker and resident of San Juan, Puerto Rico as Executive Vice President of BanPonce Corporation and Director of Vehicle Equipment Leasing Company, Inc. and Jose Luis Lopez Calderon, of legal age, married and resident of Guaynabo, Puerto Rico, in his capacity as Senior Vice President of BanPonce Corporation and BanPonce Financial Corp. and to me personally known in San Juan, Puerto Rico this 20th day of May, 1994.


                                       /s/ Brunilda Santos de Alvarez
(SEAL)                                 --------------------------------------
                                                Notary Public

                                                                       EXHIBIT 3


Citibank, N.A.
252 Ponce de Leon Avenue
8th Floor
Hato Rey, PR 00918

RE: GUARANTY OF BANPONCE CORPORATION DATED AS OF MAY 20, 1994

Dear Sirs:

            Reference is hereby made to that certain Guaranty dated as of May 22, 1992, as amended on April 8, 1993 and May 21, 1993 (the "Guaranty") made and delivered by BanPonce Corporation, a Puerto Rico corporation ("BanPonce") to the Lender (as defined in the Guaranty). Capitalized terms used herein not otherwise defined shall have the meanings given to such terms in the Guaranty. Pursuant to the Guaranty, BanPonce guaranteed the obligations of BanPonce Financial Corp., a Delaware corporation ("Financial") and Vehicle Equipment Leasing Company, Inc., a Puerto Rico corporation ("VELCO") arising under the Credit Agreement.

            BanPonce, Financial and VELCO and the Lender increased the Aggregate Commitment (as defined in the Credit Agreement) pursuant to that certain First Amendment to Credit Agreement dated as of April 8, 1993 to BanPonce, Financial, VELCO, and BanPonce ratified such increase in the Aggregate Commitment evidenced by the First Amendment.

            BanPonce, BanPonce Financial and VELCO have requested the Lender, and the Lender has agreed, to renew the credit facility made available to them under the Credit Agreement, as amended by the First Amendment and Second Amendment for a period of 364 days expiring on May 20, 1995, all pursuant to a Third Amendment to Credit Agreement dated as of May 20, 1994 (the "Third Amendment"). Thus, BanPonce hereby ratifies that the Guaranty remains in full force and effect with respect to the Credit Agreement as amended by the First Amendment, the Second Amendment and the Third Amendment (the "Amendment") and the Note issued by BanPonce, BanPonce Financial and VELCO pursuant to the Third Amendment. All terms, covenants and conditions of the Guaranty shall remain in full force and effect with respect to the Credit Agreement as amended by the Amendments.

Guaranty Ratification
May 20, 1994
Page 2

            The execution, delivery and acceptance of this letter shall not act as a waiver of any right, power or remedy of the Lender, nor constitutes a waiver of any provision of the Guaranty, or any other documents, instruments and agreements executed and/or delivered in connection therewith.

                                      BANPONCE CORPORATION



                                  By: /s/ David H. Chafey, Jr.
                                     ----------------------------------

                                Name: David H. Chafey, Jr.
                                     ----------------------------------

                               Title: Executive Vice President
                                     ----------------------------------



                                  By: /s/ Jose Luis Lopez Calderon
                                     ----------------------------------

                                Name: Jose Luis Lopez Calderon
                                     ----------------------------------

                               Title: Senior Vice President
                                     ----------------------------------



Affidavit Number  2,493
                  -----
            Acknowledged and subscribed to before me by David H. Chafey, Jr., of legal age, married, banker and resident of San Juan, Puerto Rico as Executive Vice President of BanPonce Corporation and Jose Luis Lopez Calderon, of legal age, married and resident of Guaynabo, Puerto Rico, in his capacity as Senior Vice President of BanPonce Corporation and to me personally known in San Juan, Puerto Rico this 20th day of May, 1994.


(Seal)

                                     /s/ Brunilda Santos de Alvarez
                                     ----------------------------------
                                                Notary Public